UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 21, 2009

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01	23-2215075
(Commission File Number)	(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA 19512
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 822-3321

N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

Amendment to Amended and Restated Dividend Reinvestment and Stock Purchase Plan

On April 21, 2009, National Penn Bancshares, Inc. (“National Penn”) announced the amendment and restatement of its Amended and Restated Dividend Reinvestment and Stock Purchase Plan (the “DRP”).

The DRP was amended and restated to:

•
increase the limit on a participant’s monthly voluntary cash contributions from $50,000 to $250,000 until the first to occur of December 31, 2009 or the date on which the administrator of the DRP receives $75,000,000 in aggregate voluntary cash contributions from National Penn’s shareholders pursuant to the DRP; and

•
extend the time period during which shares purchased by a participant in the DRP are reduced from fair market value to 90% of fair market value to the period commencing on October 22, 2008 and ending on the first to occur of December 31, 2009 or the date on which the administrator of the DRP receives $75,000,000 in aggregate voluntary cash contributions from National Penn’s shareholders pursuant to the DRP.

The foregoing description of the DRP does not purport to be complete and is qualified in its entirety by the DRP itself, which is filed in this Report as Exhibit 10.1

Amended and Restated Employee Stock Purchase Plan

On April 21, 2009, National Penn announced the amendment and restatement of its Employee Stock Purchase Plan (the “ESPP”).

The ESPP was amended and restated to extend the time period during which shares purchased by reinvestment of cash dividends paid on common shares of National Penn held in the account of a participant in the ESPP are reduced from fair market value to 90% of fair market value to the period commencing on October 22, 2008 and ending on the first to occur of December 31, 2009 or the date on which the administrator of the DRP receives $75,000,000 in aggregate voluntary cash contributions from National Penn’s shareholders pursuant to the DRP.

The purchase price of shares purchased at the end of each calendar quarter, by payroll deduction contributions to the ESPP, remains unchanged at 90% of fair market value.

The ESPP is administered by the Compensation Committee of National Penn’s Board of Directors, which is comprised solely of independent outside directors of National Penn.

The foregoing description of the amended and restated ESPP does not purport to be complete and is qualified in its entirety by the text of the ESPP itself, which is filed in this Report as Exhibit 10.2.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

10.1	National Penn Bancshares, Inc. Amended and Restated Dividend Reinvestment and Stock Purchase Plan
10.2	National Penn Bancshares, Inc. Amended and Restated Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date:	April 21, 2009	By:	/s/ Glenn E. Moyer
			Name:	Glenn E. Moyer
			Title:	President and CEO

EXHIBIT INDEX

Exhibit Number	Description

10.1	National Penn Bancshares, Inc. Amended and Restated Dividend Reinvestment and Stock Purchase Plan
10.2	National Penn Bancshares, Inc. Amended and Restated Employee StockPurchase Plan